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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated October 15, 1999, relating to the financial statements and financial statement schedule of FreeMarkets, Inc. and Subsidiaries, which appears in FreeMarkets, Inc.'s Registration Statement on Form S-1 (No. 333-86755).



PricewaterhouseCoopers LLP
Pittsburgh, Pennsylvania
December 9, 1999